UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

CHINA INFORMATION TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34076	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
                People's Republic of China
(Address of Principal Executive Offices)

                                (+86) 755 -8370-8333
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

IMPORTANT NOTICES

In connection with the proposed redomestication of China Information Technology, Inc., a Nevada corporation (the “Company”), the Company’s wholly-owned subsidiary, China Information Technology, Inc., a British Virgin Islands company (“CNIT BVI”), filed a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). As further discussed below and in the press release furnished as Exhibit 99.1 hereto, the SEC has indicated that its review of the registration statement is completed. A definitive proxy statement/prospectus and a form of proxy will be mailed or otherwise made available to the stockholders of the Company in accordance with SEC rules, regulations and staff policies, seeking their approval of the transaction. Stockholders are urged to read the definitive proxy statement/prospectus regarding the proposed acquisition carefully and in its entirety (when available) because it will contain important information about the proposed redomestication. Stockholders can obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by e-mail to IR@chinacnit.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock will be set forth in the definitive proxy statement/prospectus when filed with the SEC. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed redomestication, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement/prospectus and other relevant documents regarding the proposed acquisition when filed with the SEC.

The press release furnished as Exhibit 99.1 hereto contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, are “forward-looking statements”. These forward-looking statements are often identified by the use of forward-looking terminology such as “should,” “believes,” “expects,” “anticipates” or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports and registration statements that are filed with and available from the SEC. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

ITEM 8.01. OTHER EVENTS.

On July 30, 2012, the Company issued a press release regarding, among other things, the effectiveness of a registration statement on Form F-4 filed by CNIT BVI, relating to its redomestication transaction with the Company, the mailing of a definitive proxy statement/prospectus to the Company’s stockholders, and the deadline for stockholder proposals to be considered for inclusion in the proxy statement/prospectus. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d)     Exhibits.

Exhibit	Description
99.1	Press Release, dated July 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION TECHNOLOGY, INC.

Dated: July 30, 2012	By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated July 30, 2012